UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2023
Keurig Dr Pepper Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 South Avenue, Burlington, Massachusetts 01803
(Address of principal executive offices, including zip code)
781-418-7000
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	KDP	Nasdaq Stock Market LLC

ITEM 5.07. Submission of Matters to a Vote of Security Holders

On June 12, 2023, Keurig Dr Pepper Inc. (the "Company") held its Annual Meeting via the internet at www.virtualshareholdermeeting.com/KDP2023. The matters voted upon at the Annual Meeting and the results are set forth below:

Proposal 1: Election of Directors

The Company's stockholders approved the election of the following directors to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.

	For	Against	Abstentions	Broker Non-Votes
Robert Gamgort	1,171,304,667	38,642,376	2,908,357	42,176,335
Oray Boston	1,208,420,523	4,019,354	415,523	42,176,335
Olivier Goudet	1,141,351,238	71,079,917	424,245	42,176,335
Peter Harf	1,164,436,647	47,994,176	424,577	42,176,335
Juliette Hickman	1,207,836,443	4,610,111	408,846	42,176,335
Paul Michaels	1,177,419,167	35,020,301	415,932	42,176,335
Pamela Patsley	1,120,564,110	91,814,596	476,694	42,176,335
Lubomira Rochet	1,162,441,821	49,987,461	426,118	42,176,335
Debra Sandler	1,191,758,670	20,679,198	417,532	42,176,335
Robert Singer	1,206,519,301	5,925,411	410,688	42,176,335
Larry Young	1,163,882,694	48,542,360	430,346	42,176,335

Proposal 2: Approval of the Advisory Resolution on Executive Compensation

The Company's stockholders approved the advisory resolution regarding the Company's executive compensation.

For	Against	Abstentions	Broker Non-Votes
990,621,418	221,713,354	520,628	42,176,335

Proposal 3: Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

The majority of the Company's stockholders voted that future advisory votes on executive compensation be held every one year. Based on this vote, and consistent with its recommendation to stockholders, the Board of Directors of the Company has determined that the Company will hold the advisory vote on the executive compensation every year.

Every One Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
1,204,690,815	169,827	7,769,777	224,981	42,176,335

Proposal 4: Approval of the Ratification Proposal

The Company's stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
1,251,513,544	3,106,192	411,999	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KEURIG DR PEPPER INC.
Dated: June 16, 2023
	By:	/s/ Anthony Shoemaker
		Name:	Anthony Shoemaker
		Title:	Chief Legal Officer, General Counsel and Secretary